Exhibit 99.1

Novo Integrated Sciences Provides Update on Certain Current Actions and Events

September 29, 2023 Shareholder Meeting Voting Update

BELLEVUE, Wash., September 21, 2023 - Novo Integrated Sciences, Inc. (NASDAQ: NVOS) (the “Company” or “Novo”), today provides an update with respect to certain actions and events, as follows:

●	Annual Meeting Shareholder Voting. For shareholders that have not voted in connection with the upcoming September 29, 2023 annual shareholder meeting, please vote as soon as possible. For shareholders that hold through a brokerage account, your broker should have provided you with voting instructions. If not, please contact your broker ASAP to quickly receive the necessary information to cast your vote electronically.

●	Recent Debt Financing. We believe the recently arranged debt financing allows for adequate operational runway while we await the expected more substantial financing previously disclosed and updated below. Management views the debt structure as advantageous to the Company as (i) it does NOT include any warrants or inducement shares, (ii) it does NOT provide for a pre-payment penalty, and (iii) potential conversion shares have not been registered.

●	Future Projections and Objectives. As the Company moves forward on a number of operational and growth initiatives, including expanding jurisdictional presence, food-based agriculture, international proprietary product offerings, and development of eldercare/senior living communities, we anticipate significant revenue growth and positive net income over the next 12-36 months with potential for hyper-growth.

●	Parties continue to work toward closing SWAG Agreement. Although the SWAG Agreement has not yet closed, the parties continue to work together with the intention of closing the transaction and maximizing the net positive cash effect to the Company. As previously disclosed, Novo entered into a share purchase agreement (the “SWAG Agreement”) with SwagCheck Inc. (“SWAG”) and the shareholders of SWAG, pursuant to which Novo agreed to purchase 100% of SWAG’s outstanding shares. SWAG holds a specific right of purchase of a precious gem collection as provided for in an agreement between SWAG and a Court-appointed Successor Receiver for the United States District Court for the Central District of California.

●	Novo expects to receive an initial draw on $57,000,000 RC Note. With the Company’s previously disclosed “Clear to Close” status of an unsecured 15-year $70,000,000 promissory note for debt funding of $57,000,000 which provides for a yield (non-compounding) of 1.52% (zero coupon) per annum, the Company expects to receive a “first draw” advance against the coupon in the near future with the expectation of a full draw shortly thereafter.

●	GIMEG project in early stages of development. The Company is in discussions to secure the initial senior living community location under our national growth initiative. As previously announced, the Company has a funding commitment for a direct investment of $40,000,000 from Sheikh Khaled bin Mohammad bin Fahad Al Thanayan through Gulf International Minerals and Energy Group (GIMEG). The funding is expected to result in project-specific joint ventures for development of elder care and senior living community facilities in Canada.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient-first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David, COO & President
Novo Integrated Sciences, Inc.
chris.david@novointegrated.com
(888) 512-1195